观麦 SaaS 软件服务合同（标准版）

合同编号：0010554

甲方：[illegible]有限公司

乙方：深圳市观麦网络科技有限公司

标准版					
功能系统	功能模块		功能系统	功能模块	
PAM 活动管理系统	营销管理	限时锁价	DMP 数据管理平台	数据报表	可视化运营报表
		限购、优惠券	PMS 商品管理系统	商品管理	多级价单管理
		积分商城			多销售规格管理
	商城管理	自定义商城			智能定价
		语音、文字、图片识别下单			云商品库
		商城数据中心、进销存管理	CRM 客户关系管理系统	客户管理	账期管理
OMS 订单管理系统	订单管理	批量导入订单			付款方式管理
		同步商品定价			授信额度设置
		订单提醒			客户路线设置
		短信工具			多注册方式
	商城应用	微信商城		售后管理	客户异常处理
SRM 供应商协同系统	供应商协同	查看采购任务	WMS 仓储管理系统	供应商管理	供应商管理
SCM 供应链管理系统	采购管理	MRP 采购计划管理		进销存管理	采购入库管理
		采购单多模板			销售出库管理
		采购单分享			采购退货管理
		智能分配供应商			销售退货管理
		采购询价管理			库存盘点
		采购单据管理			货位管理
		采购行情、采购智能分析			扫码入库
	分拣管理	PC/PAD 分拣软件			周转物料管理
		固定/动态分拣位设置	FMS 财务管理工具	进销存结款	结款单管理
		自定义标签			供应商结款
		可视化进度看板、分拣投屏		客户结款	客户对账单
		分拣绩效统计			先款后货
	配送管理	承运商管理			客户结算管理
		司机绩效管理			批量冲账
		自定义配送单、多模版	移动化管理	APP	司机 APP
		可视化调度			采购 APP
		配送单分单打印			供应商 APP
使用费	77800 元		服务费	9800 元/年	

增购模块			
功能模块	功能清单	系统使用费	系统服务费
小程序包	商城小程序 ☐	0 元	0 元/年
	采购小程序 ☐		
	观麦云管家 ☐		
	观麦云客 CRM ☐		
团餐模块	菜谱&礼盒下单 ☐	0 元	0 元/年
	营养分析、摄入配比 ☐		
	周期下单、智能排单 ☐		
	智能财务 VS 系统 ☐		
	菜品 BOM、原料反算 ☐		
溯源模块	上传溯源信息、扫码查看、含小程序 ☐	\ 元	\ 元/年
服务起始日期：____年____月____日，服务终止日期：____年____月____日			
本合同价款总计：87600（大写 [illegible] 元整），其中系统使用费 77800 元。 系统服务费 9800 元/每年，服务费于系统开通日计算，账号开通不晚于签约后6个月。 线下实施培训服务费 0 元			

备注：[illegible]

说明：下列账户为乙方指定的唯一对公支付账户，甲方支付至其他账户的，需在合同中备注清楚。

乙方账户信息为：　[illegible]

开户名：深圳市观麦网络科技有限公司

开户行：上海浦东发展银行深圳科苑支行

账号：79320078801800000028

[illegible]

付款备注：

发票开具：

甲方付款完成后，乙方在5个工作日内开具等额有效的发票给甲方。发票类型如下：

增值税普通发票☐　　　　增值税专用发票☐

二、甲方各项基本信息（必填项）

企业名称	[illegible]有限公司		
联系地址			
企业负责人	姓名：	联系方式：	邮箱：
平台管理员	姓名：	联系方式：	邮箱：
特殊备注：			

本公司已阅读、知晓、理解并同意本协议正面《观麦软件使用许可协议》及背面《许可服务条款》的全部条款。

甲方（盖章）：

签约代表（签字）：

日期：　年　月　日

乙方（盖章）：深圳市观麦网络科技有限公司

签约代表（签字）：

日期：2020 年 04 月　日

深圳市观麦网络科技有限公司 合同专用章

TRANSLATION SEAL

许可服务条款

一、定义

1、观麦网站：指由观麦提供技术支持和服务的域名为 guanmai.cn 的网站。

2、观麦生鲜软件：指运行于观麦网站的软件，是能够为用户提供信息发布、交流以及其他技术服务的电子商务交易服务软件，包括基于微信公众号和电脑端的下单和后台管理软件。

3、甲方注册：指获使用观麦生鲜软件的商家，在观麦发送给甲方软件登录账户和密码后，甲方即可使用其软件账户和密码登录观麦生鲜软件开展经营活动。

4、账户：是指甲方完成注册后获取的与观麦发送的登录密码共同使用以在观麦生鲜软件管理软件进行经营的唯一登录 ID。甲方应妥善保管登录账户及密码信息，不得擅自转让或授权他人使用。

5、软件使用授权：甲方注册成功后，甲方可使用观麦生鲜软件发布商品信息，与愿意购买甲方商品的用户进行交流，订立买卖协议，并向通过观麦生鲜软件购买其商品的用户提供所购商品的分拣、仓储、配送及售后服务。

6、协议签署地：深圳市南山区。

二、服务续约和费用支付

1、许可使用期限届满前若甲乙双方均无书面要求不续约的，则合作期限自动延续一年，以此类推。

2、软件使用费，为甲方在合作期限内获得乙方授权，被许可使用观麦生鲜软件等的许可费用。软件使用费，甲方应当于协议签署当日一次性全额支付。

3、服务费，为甲方在合作期限内获得乙方对观麦生鲜软件升级、维护、数据存储、咨询等服务费用。甲方应当于本协议签署当日一次性支付本年度的服务费，并应当于下一年度开始前一个月支付下一年度的服务费。服务费从甲方系统开通日起计算。甲方不按照约定时间支付或在下一年度开始前经乙方通知后仍不予服务费的，视为甲方放弃对本协议进行续约，本协议自到期后自动终止，乙方有权终止甲方使用观麦生鲜平台。

4、另行计费：如甲方有建立支付系统需求，且经乙方同意的，则乙方应当按照甲方要求建立支付系统，相关费用由双方另行协商；如甲方后续变更名称密钥等信息的，变更费用另行计付。乙方协助甲方进行首次站点批量操作，包括新建配置站点、微信商城系统的设立、商品信息批量上传，如甲方请求乙方进行二次操作的，二次操作的费用另行计付；乙方安排实施工程师上门 3 天，超过天数的费用另行计付。

三、甲方权利义务

1、甲方销售货款线上结算部分，甲方使用对公账户，自行进行线上收款和结算，并自行负责支付提现手续费。

2、甲方有权在开通服务后利用观麦生鲜软件账户密码登录商家管理后台，进行商品信息上传，与用户达成交易。

3、甲方拟提前终止合作协议的，应至少提前一个月向乙方提出书面申请。如经乙方审核书面同意的，则由乙方停止甲方登录账户；为弥补乙方已投入的人力、物力和技术支持，甲方同意乙方有权不退还未到期部分的软件使用费和服务费。

4、甲方应当以甲方自身名义进行商品信息上传、展示、推广、咨询答复、商品销售、发票开具、物流配送服务以及售后服务提供等；甲方销售与服务出现争议、纠纷、国家机关机构调查时，由甲方以销售者身份处理，乙方不参与甲方的经营，除依据本协议相关约定外，也不直接介入甲方与其他人的争议和纠纷。

5、甲方应当妥善保管账户及密码，如因甲方保管、设置或使用不当造成的经济损失，由甲方自行承担责任。

6、甲方自行开拓市场与发展业务，不得以欺诈、胁迫等不正当手段损害客户或乙方的利益与声誉。

7、甲方保证其使用软件的各项行为均符合国家法律法规的规定，不得进行如下活动：

出售、转售或复制、开发乙方授予的使用权限；

基于商业目的模仿乙方的产品和服务；

复制和模仿乙方的设计理念、界面、功能和图表；

未经乙方许可基于此软件或其内容进行修改或制造派生其他产品；

甲方仅能处于合法的商业范围内使用软件，禁止发送违反法律的信息，禁止发送和储存带有病毒的、蠕虫的、木马的和其他有害的计算机代码、文件、脚本和程序。

8、甲方同意对软件和/或软件任何部分（软件产品、页面标识、服务品牌、资讯、信息）不进行复制、翻译、修改、适应、增强、反编译、反汇编、反向工程、分解拆卸、出售、转租或作任何商业目的的使用。甲方同意约束其有必要使用该软件的员工、代理、咨询者或顾问遵守前述之义务，并就其违反前述规定的行为对乙方负责，视为甲方自身违反。

四、乙方权利义务

1、乙方有权对甲方提供的相关签约文件及各类信息资料进行审核。乙方审核为形式审核，审核通过并不代表乙方对审核内容的真实性、合法性、准确性、及时性的确认和担保，甲方仍须对其提交的资料的真实性、合法性、准确性、及时性承担相应的法律责任。

2、如甲方非法使用软件的行为给乙方品牌造成影响的或者甲方发布不当言论给乙方造成损害的，经乙方发出限期整改要求后，仍无法消除不良影响的，乙方有权终止本协议，乙方有权对甲方未到期部分的软件使用费和服务费不予退还。

3、乙方应当尽力维护观麦生鲜软件的正常稳定运行，并努力提升和改进技术，对功能及服务进行更新升级，不断提升软件性能和交易效率。在乙方完成软件升级并以邮件形式通知甲方后，甲方应在乙方发出通知当日 24:00 时前完成软件版本升级，否则由此造成的损失由甲方自行承担。

4、乙方应当对甲方在使用观麦生鲜软件过程中遇到的问题及提出的建议和意见积极予以回复，可依甲方需求对其使用观麦生鲜软件提供合理的技术指导和技术培训。

5、如因甲方商品、发布的信息或提供的售后服务问题而引发第三人对乙方的诉讼，乙方有权披露甲方为实际商品经营者，甲方应承担因第三人诉讼而产生的全部法律责任，如因此而给乙方造成损失的，乙方有权要求甲方赔偿乙方的全部损失。

五、声明

1、甲方使用观麦生鲜软件，须满足以下条件：（1）甲方已依照中华人民共和国法律注册并领取合法有效的营业执照及其他经营许可；（2）甲方经营的商品来源合法，资质齐全；（3）甲方同意本协议及观麦生鲜软件相关规则。

2、甲方保证其将按照不低于《中华人民共和国产品质量法》、《中华人民共和国消费者权益保护法》、《中华人民共和国食品安全法》、《中华人民共和国农产品质量安全法》及其他法规、部门规章和国家强制性标准规定的要求，出售商品并提供"三包"等售后服务。

3、甲方声明在此授予乙方免费使用甲方品牌、logo，进行软件推广的权利，但不得损害甲方的商业名誉。

4、不论在何种情况下，乙方均不对由于 Internet 连接故障、服务器自身故障、计算机故障、通讯故障、电力故障、电脑病毒、黑客入侵、罢工、劳动争议、暴乱、起义、骚乱、火灾、洪水、风暴、爆炸、战争等不可抗力事件而造成的不能服务或延迟服务承担责任。

5、本协议的签署并不意味着乙方成为甲方与第三方所进行交易的参与者，对前述交易乙方仅提供技术服务，不对甲方行为的合法性、有效性及商品的真实性、合法性和有效性作任何明示或暗示的担保。

六、保密义务

1、协议所称商业秘密包括但不限于本协议、任何补充协议所述内容及在合作过程中涉及的其他秘密信息。任何一方未经商业秘密提供方同意，均不得将该信息向任何第三方披露、传播、编辑或展示。协议方承诺，本协议终止后仍承担此条款下的保密义务，保密期将另行持续两年。

2、因对方书面同意以及国家行政、司法强制行为而披露商业秘密的，披露方不承担责任；该商业秘密已为公众所知悉的，披露方不承担责任。

七、违约责任

1、若甲方未按约定向乙方支付或结算相关费用的，每延期一天，应按延期付款总额千分之壹（1‰）支付延期违约金；延期超过 5 个工作日的，乙方有权解除本协议并终止甲方账户。

2、出现以下任一情形时，乙方有权随时停止许可甲方使用软件：（1）甲方在经营过程中严重损害乙方利益的；（2）甲方提交的信息或文件不真实、不合法、已失效或甲方无法证明其信息或文件真实性、合法性、有效性的；（3）甲方销售的商品或销售行为未取得合法资质（行政许可或备案）或其商品或销售行为不符合国家法律法规、规章或政策的。

3、甲方未经乙方同意，擅自停止使用并不按约定支付乙方使用费的，或者甲方因为出现前一条情形被乙方停止许可使用的，甲方已缴纳的软件使用费和服务费未到期部分，作为甲方向乙方支付的违约金，该金额不足以弥补乙方损失的，甲方应另行支付差额。

4、甲方在使用乙方服务的过程中存在侵犯第三方（如消费者、知识产权权利人或商品、服务的实际使用者）权益、违反国家法律法规或其他违反本协议的行为时，除应向乙方支付违约金人民币壹万元外，还应赔偿乙方因此遭受的损失（如有），甲方须赔偿的损失包括但不限于：（1）乙方被判决须对任何第三方支付的违约金或赔偿额；（2）乙方代甲方向消费者支付的退款、违约金或赔偿额；（3）乙方被执行行政处罚的金额；（4）乙方支付的律师费用、消除影响所支出的必要费用等。

5、乙方因故意或重大过失导致甲方利益受损时，乙方对甲方赔偿责任以甲方直接的实际损失为计算依据。

八、法律适用与争议之解决

1、本协议之签署、效力、解释和执行以及本协议项下争议之解决均应适用中国法律。

2、对于因本协议的解释及执行而产生之争议，应由甲乙双方通过友好协商方式解决，协商不成的，则任一方有权向合同签订地人民法院提起诉讼。

3、本协议自甲乙双方盖章和（或）签字后生效。协议一式三份，甲方执一份，乙方执两份，具有同等法律效力。

Guanmai SaaS Software Service Contract (Standard Version)

Contract No.: 0010554

Party A: Harbin Long Mall Internet Technology Company Limited

Party B: Shenzhen Guanmai Network Technology Co., Ltd.

Standard Vision					
Function system	Function module		Function system	Function module	
PAM promotional activity management system	Marketing management	Time-limited price lock	DMP data management platform	Data report	Visual operation report
		Limited purchase, coupons	PMS product management system	Commodity management	Multi quotation management
		Points mall			Multi sales specification management
	Mall management	Customized mall			Smart pricing
		Speech, text and picture recognition orders			Cloud commodity library
		Shopping mall education center, purchase-sale- stock management	CRM customer relationship management system	Customer management	Payment days management
OMS order management system	Order management	Batch import orders			Payment method management
		Synchronous commodity pricing			Credit line management
		Order reminder			Customer route setting
		SMS tool			Multiple registration methods
	Mall application	Wechat mall		After-sales management	Customer exception handling
SRM supplier relationnship system	Supplier collaboration	View purchasing task	WMS warehouse management system	Supplier management	Supplier management
SCM supply chain management system	Purchasing management	MKP procurement plan management		Purchase-sale-stock management	Purchasing management
		Multiple templates for purchase order			EX-warehouse management
		Sharing of purchase order			Purchase return management
		Distribute suppliers intelligently			Sales return management
		Purchasing inquiry management			Stock-taking
		Purchase order management			Location management
		Purchasing market and purchasing intelligence analysis			Scan code warehousing
	Sorting management	PC / PAD sorting software			Turnover material management
		Setting of fixed / dynamic sorting position	FMS financial management system	Purchase-sale-stock and settlement	Statement management
		Customized label			Supplier settlement
		Visual progress board, sorting screen		Customer settlement	Customer statement
		Sorting performance statistics			Payment before delivery
	Distribution management	Carrier management			Customer settlement management
		Driver performance management			Batch balance striking
		Customized delivery, multi template	Mobile management	APP	Driver app
		Visual scheduling			Purchasing app
		Separate printing of delivery order			Supplier app
Usage fee	71,800 yuan		Service fee	9,800 yuan/year	

Add purchase module			
Functional module	Function list	System usage fee	System service fee
Mini program package	WeChat mini program ☑	0 yuan	0 yuan/year
	Purchase applet ☑		
	Guanmai online administration program ☑		
	Guanmai online customer relationship management program CRM ☑		
Group meal module	Menu & gift box order ☑	0 yuan	0 yuan/year
	Nutrition analysis, perfect intake ratio ☑		
	Periodical order, intelligent delivery ☑		
	Intelligent financial VS system ☑		
	Dish BOM, Back calculation of raw materials ☒		
Traceability module	Upload traceability information, scan code for a view, including mini programs	\yuan	\yuan/year
Service starting date: MM / DD / YYYY, service closing date: MM / DD/ YYYY			
The total price of this Contract is 87,600 yuan (in words: RMB eighty-seven thousand six hundred yuan), of which the system usage fee is RMB 77,800 yuan. The system service fee is 9,800 yuan / year. The service fee is calculated on the opening day of the system, and the opening of the account shall be no later than 6 months after signing this Contract. The training fee for offline implementation is 0 yuan.			

Note:

1. The service charge is calculated from the date of system opening.
2. This Contract, along with the standard-version contract, is attached to the confirmation letter of confidentiality and waiver.
3. The trade secrets mentioned in Article VI of the Terms of License Service of this Contract include but are not limited to Party A's customer information and data security.
4. Party B provides multi-channel all-day customer service.

Description: the following account is the only corporate account established by Party B. If Party A pays to other accounts, it shall be noted clearly in the contract.

Party B's account information is as follows:

Account Name: Shenzhen Guanmai Network Technology Co., Ltd.
Bank: Shanghai Pudong Development Bank, Shenzhen Keyuan Branch
Account No.: 79320078801800000028

Payment note:

Issue of invoice:

After Party A completes the payment, Party B shall issue a valid invoice of the same amount to Party A within 5 working days. The types of the invoice are as follows:

General VAT invoice ☐ Special VAT invoice ☐

II. Basic information of Party A (required)

Enterprise name	Harbin Long Mall Internet Technology Company Limited		
Contact address			
Person in charge of the enterprise	Name:	Contact information:	Email:
Platform administrator	Name:	Contact information:	Email:
Special note:			

The company has read, known and understood all the terms and conditions " Guanmai SaaS Software Service Contract (Standard Version)" in the front of this Contract and "Terms of License Service" in the back of this Contract.

Party A (seal)

Signing representative (signature)

Date: MM / DD / YYYY

Party B: Shenzhen Guanmai Network Technology Co., Ltd.

Signing representative (signature)

Date: April 30, 2020

Terms of License Service

I. Definition

1. Guanmai website: refers to the website whose domain name is guanmai.cn for which Guanmai provides technical support and services.
2. Guanmai Fresh Food Software: refers to an e-commerce transaction service software running on Guanmai's computer website and providing users with information dissemination, exchange and other technical services, including the order and background management software based on WeChat platform and computer terminal.
3. Party A's registration: refers to the business that uses Guanmai Fresh Food Software for the first time. After Guanmai sends Party A's software login account and password, Party A can use its software account and password to login Guanmai Fresh Food Software for business activities.
4. Account: refers to the only login ID obtained by Party A after registration and used together with the login password sent by Guanmai to operate in Guanmai Fresh Food Software management software. Party A shall keep the login account and password information properly and shall not transfer or authorize others to use it without authorization.
5. Software use authorization: After Party A's successful registration, Party A can use Guanmai Fresh Food Software to release commodity information, communicate with users who are willing to buy Party A's commodities, enter into sales agreements, and provide sorting, storage, distribution and after-sales service of purchased commodities to users who purchase their commodities through Guanmai Fresh Food Software.
6. Place of signing: Nanshan District, Shenzhen

II. Service Renewal and Fee Payment

1. Before the expiration of the probation period, if both parties do not renew the Contract without written request, the cooperation period will automatically extend for one year, and so forth.
2. Software usage fee, refers to the license fee for Party A to obtain Party B's authorization and license to use Guanmai Fresh Food Software during the cooperation period. Party A shall pay the software usage fee in full on the date of signing the Contract.
3. Service fee, refers to the service fee for Party A to obtain Party B's upgrade, maintenance, data storage and consultation of Guanmai Fresh Food Software during the cooperation period. Party A shall pay the service fee of this year in a lump sum on the date of signing this Contract, and shall pay the service fee of the next year one month before the beginning of the next year. The service fee shall be calculated from the opening date of Party A's system. If Party A fails to pay the service fee according to the agreed time or fails to pay the service fee after Party B's notice before the start of the next year, it shall be deemed that Party A waives the renewal of this Contract, and this Contract shall automatically terminate upon expiration, and Party B shall have the right to terminate Party A's use of Guanmai Fresh Food Software.
4. Separate charge: if Party A needs to establish a document payment system with the consent of Party B, Party B shall establish a payment system according to Party A's requirements, and the relevant fees shall be separately negotiated by both parties; if Party A subsequently changes the name, key and other information, the change fees shall be separately charged. Party B shall assist Party A in batch operation of the first site, including the establishment of new configuration sites and wechat business domain system, and batch uploading of commodity information. If Party A requests Party B to conduct secondary operation, the cost of secondary installation shall be calculated and paid separately: Party B shall arrange the implementation engineer to visit the site for 3 days, and the cost exceeding the number of days shall be calculated and paid separately.

III. Rights and Obligations of Party A

1. For the online settlement of Party A's sales payment, Party A shall use the corporate account for online collection and settlement on its own, and pay the withdrawal fee at its own cost.
2. After activating the service, Party A shall have the right to log in to the background management software using the account and password of Guanmai Fresh Food Software to upload goods details and deal with users.
3. In case that Party A intends to early terminate this Contract, it shall submit a written application to Party B at least one month in advance. If Party B approves in writing, Party B shall stop Party A from logging in the account; in order to make up for the manpower, materials and technical support that Party B has invested, Party A shall agree that Party B has the right not to return the unexpired software usage fee and service fee.
4. Party A shall, in its own name, upload goods details, display and promote goods, reply to inquiry, sell goods, issue invoices and provide logistics and distribution services and after-sales services; in case of any dispute or controversy in Party A's sales and services and investigation by state organs, Party A shall handle it as a seller. Party B shall not participate in the operation of Party A, and shall not directly get involved in the disputes and controversies between Party A and other parties except in accordance with the relevant provisions of this Contract.
5. Party A shall keep the account and password properly, and be responsible for any economic losses caused by Party A's improper storage, setting or usage.
6. Party A shall expand the market and develop business on its own, and shall not damage the interests and reputation of customers or Party B by fraud, coercion and other improper means.
7. Party A guarantees that all its acts of using the software conform to the provisions of national laws and regulations, and may not carry out the following activities:

   Sell, resell, copy or develop the use right granted by Party B;

   Imitate Party B's products and services for commercial purposes;

   Copy and imitate Party B's design concepts, interfaces, functions and charts;

   Modify or manufacture other derivative products based on the software or its contents without the consent of Party B;

   Party A shall only use the software within the legal business scope, and shall not send illegal information, send and store computer codes, files, scripts and programs with viruses, worms, Trojans and other harmful things.
8. Party A agrees not to copy, translate, modify, adapt, enhance, decompile, disassemble, reversely engineer, refactoring, sell, sublet or use the software and / or any part of the software (software product, page logo, service brand, valuable information, message) for any commercial purpose. Party A agrees to restrain its employees, agents, consultants or counselors who need to use the software from acting against the above obligations, and shall be responsible to Party B for its violation of the above provisions as if it were deemed as Party A's own violation.

IV. Rights and Obligations of Party B

1. Party B has the right to review the relevant signed documents, all kinds of information and materials provided by Party A. Party B is responsible for the form review, but its passing does not confirm and guarantee the authenticity, legality, accuracy and timeliness of contents reviewed by Party B, so Party A shall be still legally liable for the authenticity, legality, accuracy and timeliness of its submitted information correspondingly.
2. If Party A's illegal use of the software affects Party B's brand or Party A's improper remarks cause damage to Party B, and Party A fails to

eliminate the bad effects as required by Party A within a definite time, Party B shall have the right to terminate this Contract without refunding the unexpired software usage fee and service fee of Party A.

3. Party B shall do its best to keep running Guanmai Fresh Food Software normally and stably, try hard to upgrade and improve its technology, update the software's functions and services to keep improving the software performance and transaction efficiency. Party A shall finish upgrading the software before 24:00 on the day of Party B giving notice after Party B upgrades the software and notifies Party A by e-mail, otherwise Party A shall bear the losses arising from it.

4. Party B shall actively respond to the problems met, suggestions made and opinions given by Party A in the process of using Guanmai Fresh Food Software, and provide Party A with reasonable technical guidance and training in the use of Guanmai Fresh Food Software as Party A requires.

5. If a third party sues Party B for goods sold, information released or after-sales service provided by Party A, Party B shall have the right to disclose that Party A is the actual commodity operator, and Party A shall be full liable for the third party's lawsuit legally. In case of any loss caused hereby to Party B, Party B shall have the right to claim all the losses from Party A.

V. Statements

1. Party A's use of Guanmai Fresh Food Software shall meet the following conditions: (1) Party A has registered and obtained a legal and valid business license and other business certificates according to the "Laws of the People's Republic of China"; (2) Party A's goods have legal sources and complete qualifications; (3) Party A agrees to this Contract and the relevant rules of Guanmai Fresh Food Software.

2. Party A guarantees to sell goods and provide after-sales services such as repair, replacement and refund according to the requirements of the "Law of the People's Republic of China on Product Quality", the "Law of the People's Republic of China on the Protection of Consumer Rights and Interests", the "Food Safety Law of the People's Republic of China", the "Agricultural Product Quality Safety Law of the People's Republic of China" and other regulations, departmental regulations and national mandatory standards.

3. Party A hereby gives Party B the right to use Party A's brand and logo to promote the software for free, but Party B shall not damage Party A's business reputation.

4. In any case, Party B is not liable for the failure or delay of service arising from force majeure events such as Internet connection failure, server failure, computer failure, communication failure, power failure, computer virus, hacker invasion, strike, labor dispute, riot, uprising, turmoil, fire, flood, storm, explosion and war.

5. The signing of this Contract does not mean that Party B is involved in the transaction between Party A and a third party. Party B only provides technical services for the above transaction and does not make any express or implied guarantee for the legality and validity of Party A's behavior and the authenticity, legality and validity of Party A's goods.

VI. Confidentiality Obligations

1. The business secrets mentioned in this Contract shall include but not limited to the contents of this Contract and any supplementary agreement, as well as other secrets involved in the cooperation. Neither party shall disclose, disseminate, edit or show the business secret information to any third party without the consent of the information provider. Both parties hereby guarantee to undertake the confidentiality obligations specified herein for two more years after the termination of this Contract.

2. The disclosing party is not liable for the business secrets disclosed due to the other party's written consent or the compulsory national administrative and judicial act; the disclosing party is not liable for the business secrets that have been known to the public.

VII. Liability for Breach of Agreement

1. If Party A fails to pay or settle the relevant expenses to Party B as agreed, one thousandth (1%) of the total delayed payment shall be charged for each day of delay as the delayed liquidated damage; if Party A still fails to pay or settle the relevant expenses to Party B 5 working days after the expiry, Party B shall be entitled to terminate this Contract and Party A's account.

2. Party B shall have the right to stop Party A from using the software at any time in any of the following circumstances: (1) Party A seriously damages Party B's interests during the business; (2) Party A submits untrue, illegal, invalid information or documents or fails to prove their authenticity, legality and validity; (3) Party A sells goods or makes sales without legal qualifications (administrative license or record) or its sales act does not conform to the national laws, regulations or policies.

3. If Party A stops using the software without Party B's consent and does not pay the usage fee to Party B as agreed, or Party A is stopped from using the software due to the above circumstances, the unexpired software usage fee and service fee paid by Party A shall be regarded as the liquidated damage paid to Party B. If it is not enough to compensate Party B for its loss, Party A shall pay the difference separately.

4. In the event that Party A infringes the rights and interests of any third party (such as consumers, holders of intellectual property rights or actual users of goods and services), and violates the national laws and regulations, or this Contract during the use of Party B's services, Party A shall, in addition to paying Party B a penalty of 10,000 yuan, compensate Party B for the losses (if any) it suffers. The losses that Party A must compensate include but are not limited to: (1) the liquidated damages or compensation that Party B is judged to have to pay to any third party; (2) the refunds, liquidated damages or compensation Party B pays to consumers on behalf of Party A; (3) the administrative penalty imposed on Party B; (4) attorney fees that Party B pays and necessary expenses for clearing up the adverse impact.

5. In case that Party A suffers due to Party B's intentional or gross negligence, Party B's compensation liability to Party A shall be calculated based on Party A's direct and actual losses.

VIII. Applicable Law and Disputes Settlement

1. The execution, validity, interpretation and implementation of this Contract and the settlement of disputes under this Contract shall be governed by Chinese laws.

2. Disputes arising from the interpretation and implementation of this Contract shall be resolved by both parties through friendly negotiation. If the negotiation fails, either party shall have the right to bring a lawsuit to the people's court where this Contract was signed.

3. This Contract comes into force after being sealed and/or signed by both parties and is made in triplicate, one copy for Party A and two for Party B, with the same legal validity.

观麦新零售 SaaS 软件服务合同

甲方：

乙方：深圳市观麦网络科技有限公司　　　　合同编号：0000024

功能系统	功能模块		功能系统	功能模块	
活动管理系统	营销管理	限时特卖	供应链管理系统	采购管理	MRP 采购计划管理
		优惠券			采购单分享
		邀请有礼			智能分配供应商
		专属会员卡			采购单据管理
	商城管理	云 banner 图库		分拣管理	固定/动态分拣位设置
		多营销模块自定义			自定义标签
		自定义商城首页			分拣绩效统计
社区团购管系统	团长小程序	用户邀请		配送管理	承运商管理
		团长申请提现			司机绩效管理
		佣金信息			自定义配送单
		绩效管理			可视化调度
	团长管理	等级管理	商品管理系统	商品管理	多销售规格管理
		团长佣金结算			智能定价
		团长排行	仓储管理系统	进销存管理	采购入库管理
订单管理系统	订单管理	短信工具			销售出库管理
		订单提醒			采购退货管理
		订单售后管理			销售退货管理
移动工具	小程序	商城小程序			库存盘点
		团长小程序	财务管理工具	进销存结款	结款单管理
数据管理平台	数据报表	可视化运营报表			供应商结款

使用费	21800 元	服务费	______元/年
服务起始日期：______年____月____日，服务终止日期：______年____月____日			
本合同价款总计：21800（大写______元整）。其中系统使用费 21800 元。 系统服务费 7000 元/每年，服务费于系统开通日计算，账号开通不晚于签约后 6 个月。 线下实施培训服务费 0 元			

备注：[illegible]

说明：下列账户为乙方指定的唯一对公支付账户，甲方支付至其他账户的，需在合同中备注清楚。

乙方账户信息为： [illegible]

开户名：深圳市观麦网络科技有限公司

开户行：上海浦东发展银行深圳科苑支行

账号：79320078801800000028

付款备注：

发票开具：

甲方付款完成后，乙方在 5 个工作日内开具等额有效的发票给甲方。发票类型如下：

增值税普通发票□　　　　增值税专用发票□

二、甲方各项基本信息（必填项）

企业名称	[illegible]科技有限公司				
联系地址					
企业负责人	姓名：	联系方式：		邮箱：	
平台管理员	姓名：	联系方式：		邮箱：	
特殊备注：					

本公司已阅读、知晓、理解并同意本协议正面《观麦软件使用许可协议》及背面《许可服务条款》的全部条款。

甲方（盖章）：

签约代表（签字）：

日期：　年　月　日

乙方（盖章）：深圳市观麦网络科技有限公司

签约代表（签字）：

日期：　年　月　日

第一联：存档（白）　第二联：客户（红）　第三联：售后（黄）

许可服务条款

一、定义

1、观麦网站：指由观麦提供技术支持和服务的域名为 guanmai.cn 的网站。

2、观麦生鲜软件：指运行于观麦网站的软件，是能够为用户提供信息发布、交流以及其他技术服务的电子商务交易服务软件，包括基于微信公众号和电脑端的下单和后台管理软件。

3、甲方注册：指欲使用观麦生鲜软件的商家，在观麦发送给甲方软件登录账户和密码后，甲方即可使用其软件账户和密码登录观麦生鲜软件开展经营活动。

4、账户：是指甲方完成注册后获取的与观麦发送的登录密码共同使用以在观麦生鲜软件管理软件进行经营的唯一登录 ID。甲方应妥善保管登录账户及密码信息，不得擅自转让或授权他人使用。

5、软件使用授权：甲方注册成功后，甲方可使用观麦生鲜软件发布商品信息，与愿意购买甲方商品的用户进行交流，订立买卖协议，并向通过观麦生鲜软件购买其商品的用户提供所购商品的分拣、仓储、配送及售后服务。

6、协议签署地：深圳市南山区。

二、服务续约和费用支付

1、许可使用期限届满前若甲乙双方均无书面要求不续约的，则合作期限自动延续一年，以此类推。

2、软件使用费，为甲方在合作期限内获得乙方授权，被许可使用观麦生鲜软件等的许可费用。软件使用费，甲方应当于协议签署当日一次性全额支付。

3、服务费，为甲方在合作期限内获得乙方对观麦生鲜软件升级、维护、数据存储、咨询等服务费用。甲方应当于本协议签署当日一次性支付本年度的服务费，并应当于下一年度开始前一个月支付下一年度的服务费。服务费从甲方系统开通日起计算。甲方不按照约定时间支付或在下一年度开始前经乙方通知后仍不予服务费的，视为甲方放弃对本协议进行续约，本协议自到期后自动终止，乙方有权终止甲方使用观麦生鲜平台。

4、另行计费：如甲方有建立支付系统需求，且经乙方同意的，则乙方应当按照甲方要求建立支付系统，相关费用由双方另行协商；如甲方后续变更名称密钥等信息的，变更费用另行计付。乙方协助甲方进行首次站点批量操作，包括新建配置站点、微信商城系统的设立、商品信息批量上传，如甲方请求乙方进行二次操作的，二次操作的费用另行计付；乙方安排实施工程师上门 3 天，超过天数的费用另行计付。

三、甲方权利义务

1、甲方销售货款线上结算部分，甲方使用对公账户，自行进行线上收款和结算，并自行负责支付提现手续费。

2、甲方有权在开通服务后利用观麦生鲜软件账户密码登录商家管理后台，进行商品信息上传，与用户达成交易。

3、甲方拟提前终止合作协议的，应至少提前一个月向乙方提出书面申请。如经乙方审核书面同意的，则由乙方停止甲方登录账户；为弥补乙方已投入的人力、物力和技术支持，甲方同意乙方有权不退还未到期部分的软件使用费和服务费。

4、甲方应当以甲方自身名义进行商品信息上传、展示、推广、咨询答复、商品销售、发票开具、物流配送服务以及售后服务提供等；甲方销售与服务出现争议、纠纷、国家机关机构调查时，由甲方以销售者身份处理。乙方不参与甲方的经营，除依据本协议相关约定外，也不直接介入甲方与其他人的争议和纠纷。

5、甲方应当妥善保管账户及密码，如因甲方保管、设置或使用不当造成的经济损失，由甲方自行承担责任。

6、甲方自行开拓市场与发展业务，不得以欺诈、胁迫等不正当手段损害客户或乙方的利益与声誉。

7、甲方保证其使用软件的各项行为均符合国家法律法规的规定，不得进行如下活动：

出售、转售或复制、开发乙方授予的使用权限；

基于商业目的模仿乙方的产品和服务；

复制和模仿乙方的设计理念、界面、功能和图表；

未经乙方许可基于此软件或其内容进行修改或制造派生其他产品；

甲方仅能处于合法的商业范围内使用软件，禁止发送违反法律的信息，禁止发送和储存带有病毒的、蠕虫的、木马的和其他有害的计算机代码、文件、脚本和程序。

8、甲方同意对软件和/或软件任何部分（软件产品、页面标识、服务品牌、资讯、信息）不进行复制、翻译、修改、适应、增强、反编译、反汇编、反向工程、分解拆卸、出售、转租或作任何商业目的的使用。甲方同意约束其有必要使用该软件的员工、代理、咨询者或顾问遵守前述之义务，并就其违反前述规定的行为对乙方负责，视为甲方自身违反。

四、乙方权利义务

1、乙方有权对甲方提供的相关签约文件及各类信息资料进行审核。乙方审核为形式审核，审核通过并不代表乙方对审核内容的真实性、合法性、准确性、及时性的确认和担保，甲方仍须对其提交的资料的真实性、合法性、准确性、及时性承担相应的法律责任。

2、如甲方非法使用软件的行为给乙方品牌造成影响的或者甲方发布不当言论给乙方造成损害的，经乙方发出限期整改要求后，仍无法消除不良影响的，乙方有权终止本协议，乙方有权对甲方未到期部分的软件使用费和服务费不予退还。

3、乙方应当尽力维护观麦生鲜软件的正常稳定运行，并努力提升和改进技术，对功能及服务进行更新升级，不断提升软件性能和交易效率。在乙方完成软件升级并以邮件形式通知甲方后，甲方应在乙方发出通知当日 24:00 时前完成软件版本升级，否则由此造成的损失由甲方自行承担。

4、乙方应当对甲方在使用观麦生鲜软件过程中遇到的问题及提出的建议和意见积极予以回复，可依甲方需求对其使用观麦生鲜软件提供合理的技术指导和技术培训。

5、如因甲方商品、发布的信息或提供的售后服务问题而引发第三人对乙方的诉讼，乙方有权披露甲方为实际商品经营者，甲方应承担因第三人诉讼而产生的全部法律责任，如因此而给乙方造成损失的，乙方有权要求甲方赔偿乙方的全部损失。

五、声明

1、甲方使用观麦生鲜软件，须满足以下条件：（1）甲方已依照中华人民共和国法律注册并领取合法有效的营业执照及其他经营许可；（2）甲方经营的商品来源合法，资质齐全；（3）甲方同意本协议及观麦生鲜软件相关规则。

2、甲方保证其将按照不低于《中华人民共和国产品质量法》、《中华人民共和国消费者权益保护法》、《中华人民共和国食品安全法》、《中华人民共和国农产品质量安全法》及其他法规、部门规章和国家强制性标准规定的要求，出售商品并提供"三包"等售后服务。

3、甲方声明在此授予乙方免费使用甲方品牌、logo，进行软件推广的权利，但不得损害甲方的商业名誉。

4、不论在何种情况下，乙方均不对由于 Internet 连接故障、服务器自身故障、计算机故障、通讯故障、电力故障、电脑病毒、黑客入侵、罢工、劳动争议、暴乱、起义、骚乱、火灾、洪水、风暴、爆炸、战争等不可抗力事件而造成的不能服务或延迟服务承担责任。

5、本协议的签署并不意味着乙方成为甲方与第三方所进行交易的参与者，对前述交易乙方仅提供技术服务，不对甲方行为的合法性、有效性及商品的真实性、合法性和有效性作任何明示或暗示的担保。

六、保密义务

1、协议所称商业秘密包括但不限于本协议、任何补充协议所述内容及在合作过程中涉及的其他秘密信息。任何一方未经商业秘密提供方同意，均不得将该信息向任何第三方披露、传播、编辑或展示。协议方承诺，本协议终止后仍承担此条款下的保密义务，保密期将另行持续两年。

2、因对方书面同意以及国家行政、司法强制行为而披露商业秘密的，披露方不承担责任；该商业秘密已为公众所知悉的，披露方不承担责任。

七、违约责任

1、若甲方未按约定向乙方支付或结算相关费用的，每延期一天，应按延期付款总额千分之壹（1‰）支付延期违约金；延期超过 5 个工作日的，乙方有权解除本协议并终止甲方账户。

2、出现以下任一情形时，乙方有权随时停止许可甲方使用软件：（1）甲方在经营过程中严重损害乙方利益的；

（2）甲方提交的信息或文件不真实、不合法、已失效或甲方无法证明其信息或文件真实性、合法性、有效性的；

（3）甲方销售的商品或销售行为未取得合法资质（行政许可或备案）或其商品或销售行为不符合国家法律法规、规章或政策的。

3、甲方未经乙方同意，擅自停止使用并不按约定支付乙方使用费的，或者甲方因为出现前一条情形被乙方停止许可使用的，甲方已缴纳的软件使用费和服务费未到期部分，作为甲方向乙方支付的违约金，该金额不足以弥补乙方损失的，甲方应另行支付差额。

4、甲方在使用乙方服务的过程中存在侵犯第三方（如消费者、知识产权权利人或商品、服务的实际使用者）权益、违反国家法律法规或其他违反本协议的行为时，除应向乙方支付违约金人民币壹万元外，还应赔偿乙方因此遭受的损失（如有），甲方须赔偿的损失包括但不限于：（1）乙方被判决须对任何第三方支付的违约金或赔偿额；（2）乙方代甲方向消费者支付的退款、违约金或赔偿额；（3）乙方被执行行政处罚的金额；（4）乙方支付的律师费用、消除影响所支出的必要费用等。

5、乙方因故意或重大过失导致甲方利益受损时，乙方对甲方赔偿责任以甲方直接的实际损失为计算依据。

八、法律适用与争议之解决

1、本协议之签署、效力、解释和执行以及本协议项下争议之解决均应适用中国法律。

2、对于因本协议的解释及执行而产生之争议，应由甲乙双方通过友好协商方式解决，协商不成的，则任一方有权向合同签订地人民法院提起诉讼。

3、本协议自甲乙双方盖章和（或）签字后生效。协议一式三份，甲方执一份，乙方执两份，具有同等法律效力。

Guanmai New Retail SaaS Software Service Contract

Contract No.: 0000024

Party A: Harbin Long Mall Internet Technology Company Limited

Party B: Shenzhen Guanmai Network Technology Co., Ltd.

Functional system	Functional module		Functional system	Functional module	
Event management system	Marketing management	Flash sale	Supply chain management system	Purchase management	MRP purchase plan management
		Coupons			Purchase order sharing
		Invitation reward			Supplier smart distribution
		Exclusive membership card			Purchase document management
	Mall management	Cloud banner gallery		Sorting management	Static/dynamic sorting position setting
		Multiple marketing modules customization			Custom labels
		Custom mall home page			Sorting performance statistics
Community group purchase management system	Group leader mini program	User invitation		Delivery management	Carrier management
		Group leaders' withdrawal application			Driver performance management
		Commission information			Custom delivery document
		Performance management			Visual scheduling
	Group leader management	Classification management	Goods management system	Goods management	Multiple sales specifications management
		Group leader commission settlement			Smart pricing
		Group leader ranking	Warehouse management system	Purchase-sale-stock management	Purchase management
Order management system	Order management	SMS tool			Sales EX-warehouse management
		Order reminder			Purchase return management
		Order after-sales system			Sales return management
Mobile tool	Mini programs	WeChat mini program			Stock-taking
		Group leader mini program	Financial management tools	Purchase-sale-stock settlement	Statement management
Data management platform	Data report	Visual operation report			Supplier settlement

Usage fee	29,800 yuan	Service fee	3,000 yuan/year
Service starting date: DD/MM/YY Service closing date: DD/MM/YY			
The total price of this Contract is 29,800 yuan (in words: twenty-nine thousand nine hundred yuan), of which the system usage fee is 29,800 yuan. The system service fee is 3,000 yuan/year, which is calculated since the day the system is activated, and the account shall be opened up no later than 6 months after the execution of this Contract. The offline training fee is 0 yuan.			

Note:

1. This Contract, along with the standard-version contract, is attached to the confirmation letter of confidentiality and waiver.
2. The service charge is calculated from the date of system opening.
3. The trade secrets mentioned in Article VI of the Terms of License Service of this Contract include but are not limited to Party A's customer information and data security.
4. Party B provides multi-channel all-day customer service.

Description: the following account is the only corporate account established by Party B. If Party A pays to other accounts, it shall be noted clearly in the contract.

Party B's account information is as follows:

Account Name: Shenzhen Guanmai Network Technology Co., Ltd.

Bank: Shanghai Pudong Development Bank, Shenzhen Keyuan Branch

Account No.: 79320078801800000028

Payment note:

Issue of invoice:

After Party A completes the payment, Party B shall issue a valid invoice of the same amount to Party A within 5 working days. The types of the invoice are as follows:

General VAT invoice ☐ Special VAT invoice ☐

II. Basic information of Party A (required)

Enterprise name	Harbin Long Mall Internet Technology Company Limited		
Contact address			
Person in charge of the enterprise	Name:	Contact information:	Email:
Platform administrator	Name:	Contact information:	Email:
Special note:			

The company has read, known and understood all the terms and conditions " Guanmai New Retail SaaS Software Service Contract " in the front of this Contract and "Terms of License Service" in the back of this Contract.

Party A (seal)

Signing representative (signature)

Date: MM / DD / YYYY

Party B: Shenzhen Guanmai Network Technology Co., Ltd.

Signing representative (signature)

Date: April 30, 2020



方（盖章）：深圳市观麦
约代表（签字）：
期： 年 月
合同专用章

First sheet: for filing (white), second sheet: for customer (red), third sheet: for after-sales (yellow)

Terms of License Service

I. Definition

1. Guanmai website: refers to the website whose domain name is guanmai.cn for which Guanmai provides technical support and services.
2. Guanmai Fresh Food Software: refers to an e-commerce transaction service software running on Guanmai's website and providing users with information dissemination, exchange and other technical services, including the order and background management software based on WeChat platform and computer terminal.
3. Party A's registration: refers to the business that uses Guanmai Fresh Food Software for the first time. After Guanmai sends Party A's software login account and password, Party A can use its software account and password to login Guanmai Fresh Food Software for business activities.
4. Account: refers to the only login ID obtained by Party A after registration and used together with the login password sent by Guanmai to operate in Guanmai Fresh Food Software management software. Party A shall keep the login account and password information properly and shall not transfer or authorize others to use it without authorization.
5. Software use authorization: After Party A's successful registration, Party A can use Guanmai Fresh Food Software to release commodity information, communicate with users who are willing to buy Party A's commodities, enter into sales agreements, and provide sorting, storage, distribution and after-sales service of purchased commodities to users who purchase their commodities through Guanmai Fresh Food Software.
6. Place of signing: Nanshan District, Shenzhen

II. Service Renewal and Fee Payment

1. Before the expiration of the probation period, if both parties do not renew the Contract without written request, the cooperation period will automatically extend for one year, and so forth.
2. Software usage fee, refers to the license fee for Party A to obtain Party B's authorization and license to use Guanmai Fresh Food Software during the cooperation period. Party A shall pay the software usage fee in full on the date of signing the Contract.
3. Service fee, refers to the service fee for Party A to obtain Party B's upgrade, maintenance, data storage and consultation of Guanmai Fresh Food Software during the cooperation period. Party A shall pay the service fee of this year in a lump sum on the date of signing this Contract, and shall pay the service fee of the next year one month before the beginning of the next year. The service fee shall be calculated from the opening date of Party A's system. If Party A fails to pay the service fee according to the agreed time or fails to pay the service fee after Party B's notice before the start of the next year, it shall be deemed that Party A waives the renewal of this Contract, and this Contract shall automatically terminate upon expiration, and Party B shall have the right to terminate Party A's use of Guanmai Fresh Food Software.
4. Separate charge: if Party A needs to establish a document payment system with the consent of Party B, Party B shall establish a payment system according to Party A's requirements, and the relevant fees shall be separately negotiated by both parties; if Party A subsequently changes the name, key and other information, the change fees shall be separately charged. Party B shall assist Party A in batch operation of the first site, including the establishment of new configuration sites and wechat business domain system, and batch uploading of commodity information. If Party A requests Party B to conduct secondary operation, the cost of secondary installation shall be calculated and paid separately: Party B shall arrange the implementation engineer to visit on-site for 3 days, and the cost exceeding the number of days shall be calculated and paid separately.

III. Rights and Obligations of Party A

1. For the online settlement of Party A's sales payment, Party A shall use the corporate account for online collection and settlement on its own, and pay the withdrawal fee at its own cost.
2. After activating the service, Party A shall have the right to log in to the background management software using the account and password of Guanmai Fresh Food Software to upload goods details and deal with users.
3. In case that Party A intends to early terminate this Contract, it shall submit a written application to Party B at least one month in advance. If Party B approves in writing, Party B shall stop Party A from logging in the account; in order to make up for the manpower, materials and technical support that Party B has invested, Party A shall agree that Party B has the right not to return the unexpired software usage fee and service fee.
4. Party A shall, in its own name, upload goods details, display and promote goods, reply to inquiry, sell goods, issue invoices and provide logistics and distribution services and after-sales services; in case of any dispute or controversy in Party A's sales and services and investigation by state organs, Party A shall handle it as a seller. Party B shall not participate in the operation of Party A, and shall not directly get involved in the disputes and controversies between Party A and other parties except in accordance with the relevant provisions of this Contract.
5. Party A shall keep the account and password properly, and be responsible for any economic losses caused by Party A's improper storage, setting or usage.
6. Party A shall expand the market and develop business on its own, and shall not damage the interests and reputation of customers or Party B by fraud, coercion and other improper means.
7. Party A guarantees that all its acts of using the software conform to the provisions of national laws and regulations, and may not carry out the following activities:

   Sell, resell, copy or develop the use right granted by Party B;

   Imitate Party B's products and services for commercial purposes;

   Copy and imitate Party B's design concepts, interfaces, functions and charts;

   Modify or manufacture other derivative products based on the software or its contents without the consent of Party B;

   Party A shall only use the software within the legal business scope, and shall not send illegal information, send and store computer codes, files, scripts and programs with viruses, worms, Trojans and other harmful things.
8. Party A agrees not to copy, translate, modify, adapt, enhance, decompile, disassemble, reversely engineer, refactoring, sell, sublet or use the software and / or any part of the software (software product, page logo, service brand, valuable information, message) for any commercial purpose. Party A agrees to restrain its employees, agents, consultants or counselors who need to use the software from acting against the above obligations, and shall be responsible to Party B for its violation of the above provisions as if it were deemed as Party A's own violation.

IV. Rights and Obligations of Party B

1. Party B has the right to review the relevant signed documents, all kinds of information and materials provided by Party A. Party B is responsible for the form review, but its passing does not confirm and guarantee the authenticity, legality, accuracy and timeliness of contents, so Party A shall be still legally liable for the authenticity, legality, accuracy and timeliness of its submitted information correspondingly.
2. If Party A's illegal use of the software affects Party B's brand or Party A's improper remarks cause damage to Party B, and Party A fails to eliminate the bad effects as required by Party A within a definite time, Party B shall have the right to terminate this Contract without refunding

the unexpired software usage fee and service fee of Party A.

3. Party B shall do its best to keep running Guanmai Fresh Food Software normally and stably, try hard to upgrade and improve its technology, update the software's functions and services to keep improving the software performance and transaction efficiency. Party A shall finish upgrading the software before 24:00 on the day of Party B giving notice after Party B upgrades the software and notifies Party A by e-mail, otherwise Party A shall bear the losses arising from it.

4. Party B shall actively respond to the problems met, suggestions made and opinions given by Party A in the process of using Guanmai Fresh Food Software, and provide Party A with reasonable technical guidance and training in the use of Guanmai Fresh Food Software as Party A requires.

5. If a third party sues Party B for goods sold, information released or after-sales service provided by Party A, Party B shall have the right to disclose that Party A is the actual commodity operator, and Party A shall be full liable for the third party's lawsuit legally. In case of any loss caused hereby to Party B, Party B shall have the right to claim all the losses from Party A.

V. Statements

1. Party A's use of Guanmai Fresh Food Software shall meet the following conditions: (1) Party A has registered and obtained a legal and valid business license and other business certificates according to the "Laws of the People's Republic of China"; (2) Party A's goods have legal sources and complete qualifications; (3) Party A agrees to this Contract and the relevant rules of Guanmai Fresh Food Software.

2. Party A guarantees to sell goods and provide after-sales services such as repair, replacement and refund according to the requirements of the "Law of the People's Republic of China on Product Quality", the "Law of the People's Republic of China on the Protection of Consumer Rights and Interests", the "Food Safety Law of the People's Republic of China", the "Agricultural Product Quality Safety Law of the People's Republic of China" and other regulations, departmental regulations and national mandatory standards.

3. Party A hereby gives Party B the right to use Party A's brand and logo to promote the software for free, but Party B shall not damage Party A's business reputation.

4. In any case, Party B is not liable for the failure or delay of service arising from force majeure events such as Internet connection failure, server failure, computer failure, communication failure, power failure, computer virus, hacker invasion, strike, labor dispute, riot, uprising, turmoil, fire, flood, storm, explosion and war.

5. The signing of this Contract does not mean that Party B is involved in the transaction between Party A and a third party. Party B only provides technical services for the above transaction and does not make any express or implied guarantee for the legality and validity of Party A's behavior and the authenticity, legality and validity of Party A's goods.

VI. Confidentiality Obligations

1. The business secrets mentioned in this Contract shall include but not limited to the contents of this Contract and any supplementary agreement, as well as other secrets involved in the cooperation. Neither party shall disclose, disseminate, edit or show the business secret information to any third party without the consent of the information provider. Both parties hereby guarantee to undertake the confidentiality obligations specified herein for two more years after the termination of this Contract.

2. The disclosing party is not liable for the business secrets disclosed due to the other party's written consent or the compulsory national administrative and judicial act; the disclosing party is not liable for the business secrets that have been known to the public.

VII. Liability for Breach of Agreement

1. If Party A fails to pay or settle the relevant expenses to Party B as agreed, one thousandth (1%) of the total delayed payment shall be charged for each day of delay as the delayed liquidated damage; if Party A still fails to pay or settle the relevant expenses to Party B 5 working days after the expiry, Party B shall be entitled to terminate this Contract and Party A's account.

2. Party B shall have the right to stop Party A from using the software at any time in any of the following circumstances: (1) Party A seriously damages Party B's interests during the business; (2) Party A submits untrue, illegal, invalid information or documents or fails to prove their authenticity, legality and validity; (3) Party A sells goods or makes sales without legal qualifications (administrative license or record) or its sales act does not conform to the national laws, regulations or policies.

3. If Party A stops using the software without Party B's consent and does not pay the usage fee to Party B as agreed, or Party A is stopped from using the software due to the above circumstances, the unexpired software usage fee and service fee paid by Party A shall be regarded as the liquidated damage paid to Party B. If it is not enough to compensate Party B for its loss, Party A shall pay the difference separately.

4. In the event that Party A infringes the rights and interests of any third party (such as consumers, holders of intellectual property rights or actual users of goods and services), and violates the national laws and regulations, or this Contract during the use of Party B's services, Party A shall, in addition to paying Party B a penalty of 10,000 yuan, compensate Party B for the losses (if any) it suffers. The losses that Party A must compensate include but are not limited to: (1) the liquidated damages or compensation that Party B is judged to have to pay to any third party; (2) the refunds, liquidated damages or compensation Party B pays to consumers on behalf of Party A; (3) the administrative penalty imposed on Party B; (4) attorney fees that Party B pays and necessary expenses for clearing up the adverse impact.

5. In case that Party A suffers due to Party B's intentional or gross negligence, Party B's compensation liability to Party A shall be calculated based on Party A's direct and actual losses.

VIII. Applicable Law and Disputes Settlement

1. The execution, validity, interpretation and implementation of this Contract and the settlement of disputes under this Contract shall be governed by Chinese laws.

2. Disputes arising from the interpretation and implementation of this Contract shall be resolved by both parties through friendly negotiation. If the negotiation fails, either party shall have the right to bring a lawsuit to the people's court where this Contract was signed.

3. This Contract comes into force after being sealed and/or signed by both parties and is made in triplicate, one copy for Party A and two for Party B, with the same legal validity.

ORACLE TRANSLATION (SHENZHEN) CO., LTD. TRANSLATION SEAL 甲骨文翻译(深圳)有限公司 翻译专用章

补充协议

甲方：哈尔滨龙品云购互联网科技有限公司
乙方：深圳市观麦网络科技有限公司

鉴于：甲乙双方签订了合同编号为：0010554 的《观麦 SaaS 软件服务合同（标准版》（以下简称"协议一"）和 0000024 的《观麦新零售 SaaS 软件服务合同》（以下简称"协议二"），以及《保密豁免确认函》（以下简称"豁免确认函"），本协议在此基础上补充明确双方的交易价款：

1、协议一，软件使用费人民币 77,800 元，服务费 9,800 元/年，软件使用费及第一年服务费合计价款 87,600 元，双方协商乙方减免甲方软件使用费 15,000 元，减免甲方首年服务费 9,800 元，减免后总价款 62,800 元，包含软件使用费 62,800 元，首年服务费 0 元。
2、协议二，软件使用费人民币 26,800 元，服务费 3,000 元/年，软件使用费及第一年服务费合计价款 29,800 元，双方协商乙方减免甲方软件使用费 26,800 元，减免甲方首年服务费 3,000 元，减免后总价款 0 元。
3、从第二年起，服务费无减免正常支付，协议一软件后续年服务费为 9,800 元/年，协议二软件后续年服务费为 3,000 元/年，共 12,800 元/年。2021 年费用支付日期是 2021 年 5 月 8 日，费用期间为 2021 年 5 月 8 日至 2022 年 5 月 7 日。以后年度服务费参考该方式支付。

甲方：

（公章）

乙方

（公章）

2020 年 5 月 1 日

Supplementary Agreement

Party A: Harbin Long Mall Internet Technology Company Limited

Party B: Shenzhen Guanmai Network Technology Co., Ltd.

Whereas: Party A and Party B have signed "Guanmai SaaS Software Service Contract (Standard Version)" with contract number of 0010554 (hereinafter referred to as "Agreement 1"), and "Guanmai New Retail SaaS Software Service Contract" with contract number of 0000024 (hereinafter referred to as "Agreement 2"), and the "Confirmation Letter of Confidentiality and Waiver" (hereinafter referred to as "Waiver Confirmation Letter"). On the basis herein above, this Agreement supplements and specifies the transaction price of both parties.

1. Agreement 1: the software usage fee is 77,800 yuan, the service fee is 9,800 yuan / year, and the total price of the software usage fee and service fee of the first year is 87,600 yuan. Both parties negotiate and agree that Party B reduces Party A's software usage fee by 15,000 yuan, and the service fee of the first year by 9,800 yuan. After the reduction, the total price is 62,800 yuan, including 62,800 yuan of software usage fee and 0 yuan of the service fee of the first year.

2. Agreement 2: The software usage fee is 26,800 yuan, the service fee is 3,000 yuan per year, and the total price of the software usage fee and the service fee of the first year is 29,800 yuan. Both parties negotiation and agree that Party B reduces Party A's software usage fee by 26,800 yuan, and reduce service fee of the first year by 3,000 yuan, and the total price after reduction is 0 yuan.

3. From the second year, the service fee shall be paid normally without reduction or exemption. The subsequent service fee of software in Agreement 1 is 9,800 yuan / year, and the subsequent service fee of software in Agreement 2 is 3,000 yuan / year, totaling 12,800 yuan / year. The payment date of the payment of 2021 is from May 8, 2021 to May 7, 2022. In the future, the annual service fee shall be paid according to this method.

Party A:
Official seal:

乙方

2020年5月1日

Party B:
Official seal:

营业执照

统一社会信用代码 9144030032666742XW

名　　称　甲骨文翻译（深圳）有限公司

类　　型　有限责任公司（自然人独资）

住　　所　深圳市龙岗区坂田街道马安堂社区环城南路5号坂田国际中心C栋C2-605

法定代表人　赵庭欢

成立日期　2015年03月17日

重要提示

1、商事主体的经营范围由章程确定。经营范围中属于法律、法规规定应当经批准的项目，取得许可审批文件后方可开展相关经营活动。

2、商事主体经营范围和许可审批项目等有关事项及年报信息和其他信用信息，请登录深圳市市场和质量监督管理委员会商事主体信用信息公示平台（网址http://www.szcredit.org.cn）或扫描执照的二维码查询。

3、商事主体须于每年1月1日-6月30日向商事登记机关提交上一年度的年度报告。商事主体应当按照《企业信息公示暂行条例》等规定向社会公示商事主体信息。

登记机关　深圳市市场监督管理局

2018年04月09日